UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2011

HANSEN MEDICAL, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33151	14-1850535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 404-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 15, 2011, the following proposals were submitted to the stockholders of Hansen Medical, Inc. (the “Company”) at its 2011 Annual Meeting of Stockholders.

1.	To elect three directors to hold office until the 2014 Annual Meeting;

2.	To vote on a non-binding advisory resolution regarding executive compensation;

3.	To vote on a non-binding advisory resolution regarding the frequency of stockholder votes on executive compensation; and

4.	To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm of the Company for its fiscal year ending December 31, 2011.

The proposals were described in detail in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2011. Of the 54,231,193 shares eligible to vote as of the April 19, 2011 record date, 44,687,922 votes, or approximately 82.4% of the total shares outstanding, were represented at the meeting. The following are the final vote results along with a brief description of each proposal.

Proposal 1: Election of Directors: the following nominees received the highest number of “FOR” votes and, as a result, were elected to serve as directors for a term that will continue until the 2014 Annual Meeting.

Director	Votes For	Withheld	Broker Non-Votes
Bruce J Barclay	21,679,119	143,562	22,865,241
Christopher P. Lowe	20,861,838	960,843	22,865,241
Joseph M. Mandato	21,505,657	317,024	22,865,241

Proposal 2: Advisory Vote on Executive Compensation: the stockholders of the Company approved the non-binding advisory resolution regarding the compensation of the Company’s named executive officers, commonly referred to as a “Say On Pay” proposal.

For	Against	Abstained	Broker Non-Votes
20,115,907	1,439,843	266,931	22,865,241

Proposal 3: Advisory Vote on Frequency of Stockholder Votes on Executive Compensation: in a non-binding advisory resolution, the stockholders of the Company recommended that the Company conduct a Say On Pay proposal every three years.

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes
7,985,388	259,868	13,489,888	87,537	22,865,241

Proposal 4: Ratification of the Selection of Independent Registered Public Accounting Firm: the stockholders of the Company ratified the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

For	Against	Abstained	Broker Non-Votes
44,531,653	48,230	108,039	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HANSEN MEDICAL, INC. (Registrant)

Date: June 21, 2011	/s/ BRUCE BARCLAY
Bruce Barclay Chief Executive Officer and President